SSGA Funds

(the “Trust”)

State Street Disciplined Emerging Markets Equity Fund

(the “Fund”)

Class A (SSELX) Class I (SSEOX) Class K (SSEQX) CLASS N (SSEMX)

SUPPLEMENT DATED DECEMBER 20, 2018 TO THE

PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION (the “SAI”)

EACH DATED DECEMBER 19, 2018

Effective on or about January 22, 2019 (the “Effective Date”), the Fund’s name will change. Accordingly, on the Effective Date all references to the Fund’s name in the Prospectuses, Summary Prospectuses and SAI are revised as follows:

Current Fund Name	New Fund Name
State Street Disciplined Emerging Markets Equity Fund	State Street Defensive Emerging Markets Equity Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

12202018SUP1